PROSPECTUS




                                 AUGUST 1, 2002
                          (as Amended August 9, 2002)


                         BROWNIA INTERMEDIATE BOND FUND




        THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION
         OF PRINCIPAL WITHIN AN INTERMEDIATE - TERM MATURITY STRUCTURE.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
       THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                                            2

         Investment Objective                                                  2
         Principal Investment Strategies                                       2
         Principal Risks of Investing in the Fund                              3

PERFORMANCE INFORMATION                                                        4

FEE TABLE                                                                      5

MANAGEMENT                                                                     6

YOUR ACCOUNT                                                                   8

         How to Contact the Fund                                               8
         General Information                                                   8
         Buying Shares                                                         9
         Selling Shares                                                       11
         Choosing a Share Class                                               13
         Exchange Privileges                                                  14

OTHER INFORMATION                                                             16

FINANCIAL HIGHLIGHTS                                                          16

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MORTGAGE-BACKED SECURITY means a fixed income security representing an interest in a pool of underlying mortgage loans.

ASSET-BACKED  SECURITY means a fixed income security representing an interest in
an  underlying  pool  of  assets  such  as  automobile   loans  or  credit  card
receivables.

MATURITY means the date on which a debt security is (or may be) due and payable.

NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates debt securities by relative credit risk.

YIELD CURVE means a graph that plots the yield of all fixed income securities of similar quality against the securities' maturities.]

This  Prospectus  offers   Institutional  Shares  and  A  Shares  of  the  Fund.
Institutional Shares are designed for institutional investors. A Shares are designed for retail investors.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate - term maturity structure.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings) in fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed and asset-backed securities (the "80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its 80% Policy.

PORTFOLIO MATURITY The Fund invests in fixed income securities that primarily have an intermediate maturity, which is between one and ten years. Under normal circumstances, the Fund's portfolio will have an average weighted maturity between 3 and 10 years ("Maturity Policy"). The Fund must provide shareholders with 60 days' prior written notice if it decreases the percentage limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund's duration policy, the value of the Fund may decrease between 2% to 5%.

PORTFOLIO SECURITIES CREDIT RATINGS The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by Brown Investment Advisory Incorporated (the "Adviser").

THE ADVISER'S PROCESS The Adviser determines the appropriate degree of interest rate risk (duration) and maturity structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Adviser then determines the relative and absolute attractiveness of each of the market sectors - corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities. Finally, it searches for securities from each sector which meet the maturity and duration needs of the Fund's portfolio.

The Adviser may sell a debt security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
     o The security subsequently fails to meet the Adviser's investment criteria
     o A more attractive security is found or funds are needed for another purpose
     o The Adviser believes that the security has reached its appreciation potential

TEMPORARY DEFENSIVE POSITION MEASURES In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in cash and prime quality cash equivalents such as commercial paper and other money market instruments. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value, yield, and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments due to, among other things, poor investment decisions by the Adviser.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which the Fund invests. The longer a fixed income security's duration, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. The lower a security's credit quality, the more volatile its price movements may be.

DEFAULT RISK The financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. This risk generally increases as security credit ratings fall. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

PREPAYMENT RISK Issuers may prepay certain fixed income securities when interest rates fall, forcing the Fund to invest in securities with lower yields and thus reducing its income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-backed and asset-backed securities.

EXTENSION RISK Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-backed and asset-backed securities.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
     o    Seek income
     o    Seek capital preservation
     o    Are pursuing a long-term goal
     o    Willing to accepts the risks of investing in fixed income securities

The Fund may NOT be appropriate for you if you:
     o    Are pursuing a short-term goal or are investing emergency reserves
     o    Are seeking capital appreciation
     o    Can not tolerate fluctuation in the value of your investments

PERFORMANCE
--------------------------------------------------------------------------------

Performance information is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling, or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                                            INSTITUTIONAL          A
(fees paid directly from your investment)                                       SHARES          SHARES
Maximum Sales Charge (Load) Imposed on Purchases                                 None            1.50%
(as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                  None            None
Maximum Deferred Sales Charge (Load)                                             None          0.50%(1)
Redemption Fee                                                                   None            None
Exchange Fee                                                                     None            None

ANNUAL FUND OPERATING EXPENSES                                              INSTITUTIONAL         A
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(2)                                SHARES          SHARES
Management Fees                                                                 0.35%           0.35%
Distribution (12b-1) Fees                                                        None           0.25%
Other Expenses                                                                  0.30%           0.35%
Total Annual Fund Operating Expenses(3)                                         0.65%           0.95%
Waivers and Reimbursements(2)                                                   0.20%           0.25%
NET ANNUAL FUND OPERATING EXPENSES                                              0.45%           0.70%

(1) No initial sales charge applies to purchases of $1 million or more. A contingent deferred sales charge of 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.
(2)  Based on estimated amounts for the Fund's fiscal year ending May 31, 2003.
(3) Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2003.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              INSTITUTIONAL SHARES                A SHARES
1 YEAR                                $46                           $222
3 YEARS                               $189                          $428
5 YEARS                               $344                          $652
10 YEARS                              $795                         $1,297

MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Fund's Adviser is Brown Advisory Incorporated, Furness House, 19 South Street, Baltimore, Maryland 21202. The Adviser is a fully owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Capital Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name Alex. Brown Capital Advisory & Trust Company. The Adviser and its affiliates have provided investment advisory and management services to clients for over 8 years.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 0.35% of the average daily net assets of the Fund.

As of June 30, 2002, the Adviser and its affiliates had approximately $3.8 billion of assets under management.

A team of investment professionals makes all investment decisions for the Fund and no other person is primarily responsible for making recommendations to that team.


OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of June 30, 2002, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $115 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers, or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the Fund's transfer agent, and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated between the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

The Adviser has voluntarily undertaken to waive its fee and reimburse certain Fund expenses in order to limit the total expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Institutional Shares to 0.45% or less of that class' average daily net assets and 0.70% or less of the average of the average daily net assets of A Shares. Waivers and reimbursements may be reduced or eliminated at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------

[CALLOUT BOX: HOW TO CONTACT THE FUND

WRITE TO US AT:
  BrownIA Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  BrownIA Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (800) 540-6807 (toll free) or
  (207) 879-0001

WIRE INVESTMENTS
(OR ACH PAYMENTS)
TO:
  Deutsche Bank Trust Company
  Americas
  New York, New York
  ABA #021001033

  FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 01-465-547
  BrownIA Intermediate Bond Fund
  (Your Name)
  (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, each Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Institutional Shares and A Shares at the net asset value of a share ("NAV") next calculated plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages __ through __). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may process shareholder orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund does not accept purchases made by credit card check.

         CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "BrownIA Funds" or to one or more owners of the account and endorsed to "BrownIA Funds." For all other accounts, the check must be made payable on its face to "BrownIA Funds."

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                            MINIMUM INITIAL          MINIMUM ADDITIONAL
INSTITUTIONAL SHARES                                          INVESTMENT                 INVESTMENT
     Standard Accounts                                           $50,000                      N/A
A SHARES
     Standard Accounts                                            $2,000                     $100
     Traditional and Roth IRA Accounts                            $1,000                      N/A
     Qualified Retirement, pension or Profit Sharing                 N/A                      N/A
     Plans
     Accounts with Systematic Investment Plans                      $250                     $100

ACCOUNT REQUIREMENTS

               TYPE OF ACCOUNT                                                       REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS            o Instructions must be signed by all persons required
Individual accounts are owned by one person, as are sole        to sign exactly as their names appear on the account
proprietorship accounts. Joint accounts have two or
more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                    o Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money            account under the UGMA or the UTMA
to a child and obtain tax benefits                            o The custodian must sign instructions in a manner
BUSINESS ENTITIES                                               indicating custodial capacity
                                                              o Submit a secretary's (or similar) certificate covering
TRUSTS                                                          incumbency and authority
                                                              o The trust must be established before an account can
                                                                be opened
                                                              o Provide the first and signature pages from the trust
                                                                document identifying the trustees


                                                                               9


INVESTMENT PROCEDURES

                  HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                      BY CHECK
o Call or write us for an account application                 o Fill out an investment slip from a
o Complete the application                                      confirmation or write us a letter
o Mail us your application (and other required                o Write your account number on your check
  documents) and a check                                      o Mail us the slip (or your letter) and the check
BY WIRE                                                       BY WIRE
o Call or write us for an account application                 o Call to notify us of your incoming wire
o Complete the application                                    o Instruct your financial institution to wire
o Call us to fax the completed application (and                 your money to us o
  other required documents) and we will assign you an
  account number
o Mail us your original application (and other
  required documents)
o Instruct your financial institution to wire your
  money to us
BY ACH PAYMENT                                                BY SYSTEMATIC INVESTMENT
o Call or write us for an account application                 o Complete the systematic investment section of
o Complete the application andother required                    the application
  documents                                                   o Attach a voided check to your application
o Call us to fax the completed application (and               o Mail us the completed application and voided
  other required documents ) and we will assign you an          check
  account number                                              o We will electronically debit your purchase
o Mail us your original application (and other                  proceeds from your selected financial institution
  required documents)
o We can electronically debit your purchase
  proceeds from your selected account

SYSTEMATIC INVESTMENTS (A SHARES ONLY) You may invest a specified amount of money in A Shares once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the redemption proceeds
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address, brokerage firm, or bank account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
     o Adding or changing: ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $50,000 with respect to Institutional Shares and $500 with respect to A Shares, the Fund may ask you to increase your balance. If the account value is still below $50,000 for Institutional Shares and $500 for A Shares after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value. There are no minimum balance requirements for IRA accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

CHOOSING A SHARE CLASS

This Prospectus offers two classes of the Fund. The following is a summary of the differences between the various classes:

------------------------------------------------------ ----------------------------------------------------
                    INSTITUTIONAL                                               A
                       SHARES                                                SHARES
------------------------------------------------------ ----------------------------------------------------
o     Designed for eligible institutions               o     Designed for retail investors
      (financial institutions, corporations, trusts,   o     Lower initial investment minimum than
      estates and religious and charitable                   Institutional Shares
      organizations), employee benefit plans with      o     Investment minimums on subsequent
      assets of at least $50 million, registered             investments are required for certain
      investment advisors or financial planners              investors
      purchasing shares on behalf of clients and who   o     Initial sales charge of 1.50% or less
      charge asset-based or hourly fees                o     Deferred sales charge of 0.50% on
o     Higher initial investment minimum than A               purchases of $1 million or more liquidated
      Shares                                                 in whole or in part within twenty -four
o     No investment minimums on subsequent                   months of purchase
      investments                                      o     Higher expense ratio than Institutional
o     No initial or deferred sales charges                   Shares dur to Rule 12b-1 distribution fees
o     Lower expense ratio than A Shares

------------------------------------------------------ ----------------------------------------------------

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                         SALES CHARGE (LOAD) AS % OF:
                                       PUBLIC                   NET ASSET
AMOUNT OF PURCHASE                 OFFERING PRICE                VALUE(1)                REALLOWANCE %
Less than $100,000 $49,999             1.50%                      1.52%                     1.35%
$100,000 to $499,999                   1.25%                      1.27%                     1.10%
$500,000 to $999,999                   1.00%                      1.01%                     0.90%
$1,000,000 and up(2)                   0.00%                      0.00%                     0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES A CDSC of 0.50% is assessed on redemptions of A Shares that were part of a purchases of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays a sales commission of 0.50% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

RULE 12B-1 AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts. Because A Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares.

EXCHANGE PRIVILEGES

You may exchange A Shares and buy A Shares of BrownIA Small-Cap Growth Fund, shares of BrownIA Maryland Bond Fund, shares of BrownIA Growth Equity Fund or Investor Shares of the Trust's money market funds. You may exchange Institutional Shares and buy Institutional Shares of BrownIA Small-Cap Growth Fund, shares of BrownIA Maryland Bond Fund, shares of BrownIA Growth Equity Fund or Institutional Shares of the Trust's money market funds. Because an exchange is a sale and purchase of shares, it may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The names of each fund (and class) you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o Obtain a signature guarantee, if required
o Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund distributes its net investment income at least monthly and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be subject to any Federal income or excise taxes on its net investment income (including short-term capital gains) and net long-term capital gains.

The Fund's distributions of its net investment income (including short-term capital gains) are taxable to you as ordinary income. The Fund's distributions of its net long-term capital gain income are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

If you buy shares of a Fund just before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares.

Your sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term if you held the Fund shares for more than one year at the time of the sale or exchange.

A Fund will send you information about the income tax status of the Fund's distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS

  Additional information about the Fund's investments will be available in the
     Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

        The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                               CONTACTING THE FUND

             You can get free copies the annual/semi-annual reports
               and the SAI, request other information, and discuss
            your questions about the Fund by contacting the Fund at:

                                  BrownIA Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 540-6807 (toll free)

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION

  You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
   Exchange Commission ("SEC"). The scheduled hours of operation of the Public
      Reference Room may be obtained by calling the SEC at (202) 942-8090.

              You can get copies of this information, for a fee, by
                           e - mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                        Email address: publicinfo@sec.gov

            Free copies of the reports and SAI are available from the
                         SEC's Web site at www.sec.gov.

                    Investment Company Act File No. 811-3023